                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-05083

             WORLDWIDE INSURANCE TRUST - WORLDWIDE HARD ASSETS FUND
               (Exact name of registrant as specified in charter)

                       99 Park Avenue, New York, NY 10016
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                       99 PARK AVENUE, NEW YORK, NY 10016
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 687-5200

Date of fiscal year end:  DECEMBER 31, 2007

Date of reporting period: DECEMBER 31, 2007

Item 1. Report to Shareholders.

ANNUAL REPORT

DECEMBER 31, 2007

Worldwide Insurance Trust

          WORLDWIDE HARD ASSETS FUND

The information in the shareholder letter represents the personal opinions of the management team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, please note that any discussion of the Fund’s holdings, the Fund’s performance, and the views of the management team members are as of December 31, 2007, and are subject to change.

Worldwide Hard Assets Fund

Dear Shareholder:

The Initial Class Shares of the Van Eck Worldwide Hard Assets Fund had an outstanding 2007, gaining 45.36% for the twelve-month period. For the year, the Fund outperformed its benchmark S&P GSSI Natural Resources Total Return Index (SPGINRTR), which rose 34.44%. The Fund also outpaced the S&P GSCI Total Return Index (SPGSCITR)2, which was up 32.67% for the year (The SPGSCITR provides a measure of the performance of underlying commodities markets.) Your Fund continued to demonstrate its compelling diversification benefits, given its limited correlation to traditional financial markets. For example, domestic U.S. equities posted returns 5.49% in 2007, as measured by the S&P 500 Index3.

The Worldwide Hard Assets Fund’s strong performance for 2007 can be largely attributed to stock selection within a broad mix of hard assets sectors. The Fund’s positions in the base metals and energy sub-sectors contributed most to its relative results last year. The Fund is a flexible, actively managed portfolio and, in contrast to passively managed index funds, employs a disciplined investment process that seeks to identify companies with superior growth potential. The Fund further distinguishes itself from its peers by investing in different natural resources sectors across several geographic regions. We firmly believe that a diversified investment style can potentially limit volatility in comparison with more narrowly focused funds.

Market and Economic Review

2007 marked the sixth consecutive calendar year in which commodity-related investments have outpaced more traditional domestic financial assets. Many economists postulate that since 2001 we have been in a long-wave secular bull market—or “super cycle”—for natural resource investments. Global demand for commodities continues to outstrip capacity as the world’s fastest growing economies, including China and India, continue to modernize. At the same time, persistently high production costs seem to have permanently elevated the floor of many commodity prices.

It was a year for the record books, with crude oil prices flirting with $100 a barrel and gold bullion crossing the $800-per-ounce threshold. Accelerating commodity prices, particularly during the second half, were sharply contrasted by weakness among other financial assets. U.S. investors had to brook a volatile stock market and an economy that sustained several blows in 2007, including the deepening housing slump, the subprime mortgage implosion, the credit crunch, and the weakening dollar. This fueled a growing flight-to-quality and a surge in interest in U.S. Treasuries as investors shunned risk. Europe’s large financial-services sector also took a hard hit given its exposure to securities backed by U.S. subprime mortgages. At this writing, the biggest preoccupation among investors is mounting signs of a possible U.S. recession.

Energy

Crude oil and natural gas prices rose 57.2% and 18.8%, respectively, in 2007. Oil prices touched a low of $51 per barrel in late January, but surged to nearly $98 a barrel by late November. Although still shy of the inflation-adjusted peak of $102.81 a barrel set back in April 1980, last year’s high is significant given the current political turmoil in Iran and unrest elsewhere in the Middle East.

Throughout the year, ongoing geopolitical issues, burgeoning global demand, and the weak U.S. dollar played major roles in keeping energy prices, particularly oil, trending generally higher, especially in the final four months. Crude oil prices surged at the end of the year in reaction to the Federal Reserve Board’s interest rate cuts and the U.S. Energy Department’s decision to remove a significant share of the supply of crude to expand the nation’s Strategic Petroleum Reserve. OPEC (the Organization of the Petroleum Exporting Countries) continues to be engaged in a delicate dance to keep crude oil prices in check, in order to stave off any shocks to the global economy. By contrast, natural gas prices ended the year with less of an advance than oil, given the ample supply here in the U.S.

Rising energy commodity prices benefited energy-related stocks in 2007, particularly those of oilfield-services and refining companies. Solid merger and acquisition (M&A) activity within the oilfield-services and the energy exploration sub-sectors helped to boost share prices. Finally, a string of energy-sector initial public offerings for master limited partnerships (MLPs), primarily among upstream and midstream energy players also benefited the sector.

Worldwide Hard Assets Fund

Precious Metals

For the year, gold bullion prices advanced 30.98%, climbing from $636.70 per ounce at the beginning of the year to $833.92 per ounce as of December 31, a net gain of $197.22. September and October were particularly strong months, with gold bullion prices reaching levels not seen since 1980. Prices reached a cycle high of $845.84 per ounce on November 7, followed by a minor consolidation before advancing again in December. By contrast, silver prices were somewhat unsteady last year, but managed to rise 14.6% for the year.

Several economic factors provided strong support for higher gold prices in 2007. Inflationary pressures, typically a boon for gold, rose higher during the year and were particularly apparent in November, as real rates on one-year Treasuries turned negative for the second time in this gold cycle. The implosion of U.S. subprime mortgage market and the ensuing credit crisis also helped turn a spotlight on gold as an attractive financial hedge. Gold also received strong support as a sound currency alternative, given the U.S. dollar’s dramatic slide last year.

Gold equity shares as a group materially lagged the precious metal for the year. Higher production and labor costs resulted in a subdued profit outlook for many gold producers. Also, the high volume of gold-related new equity offerings, which were more than double the record set back in 1996, also contributed to the underperformance.

Industrial Metals

It was a very volatile year for industrial metals in 2007, with performance in the first half generally outpacing second-half results. Copper provides the best example: prices ended the year with a net 6.2% rise, after being ahead 21.0% at midyear. By contrast, there were some underperforming metals for the year including nickel and aluminum. Global supply and demand speculation drove the volatility. Base metals markets started the year in negative territory, as deteriorating fundamentals led to rising inventories. However, base metals prices generally rose in the first half, boosted in part by data from China and other emerging markets suggesting strong demand, and in part by strong M&A activity.

Paper and Forest Products

There were several factors that applied downward pressure to the paper and forest products sub-sector in 2007. Paper products, paper packaging and forest products sectors were among the weakest performing groups last year, not surprising given that many of these companies began the year at very high valuations. The weakening housing market had a considerable negative impact on the demand for forest products, especially in North America. European paper and related products manufacturers remained exposed to a challenging environment characterized by overcapacities and subsequent pressure on prices. On a more positive note, strong growth in emerging markets continues to provide promise for this sector.

Real Estate

After seven consecutive years of outperformance, real estate investments (as measured by S&P Citigroup World Property Index4) lagged the general U.S. stock market in 2007. Although the year began well for real estate companies with a surge in M&A activity, profits from real estate both in the U.S. and abroad weakened significantly as the subprime-mortgage turmoil mushroomed, and credit tightened. There was generally a great deal of profit-taking during the second half, as investors worried about the potential for slower economic growth and about increased borrowing costs for REITs. The credit crisis also dried up financing for highly leveraged real estate transactions, which had been a primary driver of higher real estate prices during the year or so prior.

Despite the slump, investors continued to embrace real estate investments in select markets. Asian real estate stocks were by far the strongest of the three major real estate regions for the period. Hong Kong advanced most as its market benefited significantly from the U.S. interest rate cuts. Japan was the only market in the region to produce negative returns. North American and European real estate stocks also lost ground.

Fund Review

Energy Holdings

Throughout 2007, energy was the Fund’s dominant sector. The energy allocation expanded from 54.2% at the beginning of the year to 70.8% at midyear, mostly due to appreciation of Fund holdings in the first six months. At yearend, the Fund’s energy

Worldwide Hard Assets Fund

allocation had been trimmed to 63.3% on the back of profit taking. Our focus on energy-related companies (predominantly in North America) was prudent, given that it was the greatest contributor to the Fund’s relative returns for the twelve-month period.

Energy standouts for the year included the independent integrated oil company Hess Corporation, your Fund’s second largest holding at yearend (3.6% of Fund net assets as of December 31). Purchased after midyear, Hess’ share price (which rose 104.8% in 2007) is generally closely tied to the price of crude oil, which rose substantially last year. In addition, investors have been enthusiastic about Hess’ potential gains from exploration of Hess’ stake in reserves at the Sugar Loaf, Santos Basin area of Brazil. Range Resources (3.0% of Fund net assets), another U.S. regional player, was also a top-performer for the Fund in 2007, with its stock price up 87.7% for the year. In October, the company announced record third-quarter earnings, the company’s 19th consecutive quarter of sequential production growth. Also, at this writing, Range had completed its acquisition of additional Barnett shale properties. U.S. energy services company McDermott International (2.5% of Fund net assets) was another strong performer for the Fund. McDermott share prices rose 132.1% on better than expected earnings, ongoing strength in infrastructure-related companies and higher crude oil prices.

Finally, Appalachian coal producer Alpha Natural Resources (2.2% of Fund net assets) deserves kudos. As a leading producer of high-quality high revenue coals, Alpha enjoyed a phenomenal year given its 128.3% share price gain. Alpha is America’s largest supplier of metallurgical coal, a key ingredient in steel production. Rocketing global steel demand last year helped boost Alpha’s margins. An opportunistic acquisitor, Alpha continues to grow capacity, announcing its purchase of Arch Coal’s Mingo Logan Ben Creek assets in West Virginia, and a majority interest in Ohio-based Gallatin Materials LLC, a lime manufacturing venture.

The energy sector’s primary performance detractors included shares of Canada’s Petrolifera Petroleum (0.9% of Fund net assets), an oil and gas exploration and production company working primarily in Argentina and Peru. In August, its shares fell 14.8% on lower commodity prices and on some missed production targets. November proved even more sobering, with Petrolifera’s share price falling 40.1% after announcing that its cash flow would be reduced because of a change in Argentine tax law. U.S. oil and gas exploration and production company Delta Petroleum, which was sold before yearend, also disappointed, due primarily to weak corporate earnings, and the weight of a secondary offering of outstanding stock. Although energy standouts in the first half included U.S. oil refiners Valero Energy (1.9% of Fund net assets) and Frontier Oil (0.9% of Fund net assets), both companies, share prices declined in the second half on lower refining margins as crude oil inventories remained tight.

Precious Metals Holdings

As mentioned earlier, gold equity shares as a group did not match the gains posted by gold bullion, primarily due to rising costs. Nevertheless three key stock selection strategies buoyed the Fund’s results. First, we positioned the Fund with an eye to taking advantage of robust M&A activity. Second, we were in constant search for attractively priced small-cap or “junior” mining companies with promise. Third, we prudently reduced the Fund’s exposure to South African gold stocks as they struggled in the first half. We started the year with a 17.9% allocation, and it was reduced to 10.8% as of June 30 due to trimming and some negative results. At yearend, the Fund’s allocation stood at 13.9%.

One of the Fund’s best precious metal performers in 2007 was UK gold miner Randgold Resources which operates mines in West Africa (2.1% of Fund net assets). The company unveiled plans to increase production at its open-pit Loulo mine in Mali and is moving forward with another project, all of which helped its stock price gain 57.3% in 2007. Shares of Canada’s Kinross Gold (2.1% of Fund net assets) advanced 54.9% for the year. Kinross continued to gain wider acceptance as a quality large-cap gold company. The markets are beginning to recognize upper management’s success at reshaping the company into a top contender focused on growth with new projects in the Americas and in Russia coming on-stream. Another outstanding performer for the Fund was Canada’s Silver Wheaton (0.5% of Fund net assets), whose shares gained 61.6% for the year. The market is acknowledging the company’s dynamic business model and its allure as the only pure silver equity play on the market.

Worldwide Hard Assets Fund

Conversely, detractors from the Fund’s performance included Canada’s Goldcorp (1.4% of Fund net assets), Australia’s Newcrest Mining (which we sold in the first half), and Canada’s Agnico-Eagle Mines (2.7% of Fund net assets). After a stellar 2006, 2007 saw Goldcorp deal with protests at a development property in Mexico as the market digested its merger with the U.S.’ Glamis Gold. Newcrest Mining, Australia’s biggest gold miner, saw its share price fall as it cut reserves estimates at its Telfer Mine in Australia. Agnico-Eagle Mines saw its shares decline after it launched a bid for fellow Canadian Cumberland Resources.

Industrial Metals Holdings

The industrial metals group was the third-strongest contributor to the Fund’s performance in 2007. Indeed, the top contributing Fund holdings among industrial metals came from the steel industry. U.S.-based AK Steel made a substantial contribution and we sold this holding in the first half after taking profits. Its shares rose on news of the settlement of a strike at its largest mill, continued operational improvements, rebounding steel prices and robust steel M&A activity. Brazil-based Cia Vale do Rio Doce (CVRD) (2.2% of Fund net assets) was also a notable contributor, as was the Netherlands’ Arcelor Mittal Steel (1.4% of Fund net assets); also of note, Australia’s diversified metals producer Rio Tinto (1.8% of Fund net assets) soared at the end of the year on talk of a takeover bid.

Over the course of the year, the Fund’s exposure to industrial metals was reduced from 14.8% at yearend 2006 to 11.4% as of December 31. Detracting from the Fund’s relative results in 2007 was Australian metal producer Iluka (0.7% of Fund net assets), which announced disappointing earnings. Canada’s SXR Uranium One shares fell on lower spot uranium prices and questions over a recent company acquisition and was subsequently sold. Positions in the U.K.’s Xstrata (eliminated in the first half) and Canada’s Miramar Mining (0.4% of Fund net assets) also hurt the Fund’s performance.

Paper and Forest Product Holdings

Although a small allocation, the Fund’s position in paper and forest products increased slightly over the year, ending the year at 1.0% of Fund net assets. Canada’s Timberwest Forest (0.1% of Fund net assets) was the group’s top contributor. By contrast, U.S. pulp and paper producer Mercer International (0.2% of Fund net assets) struggled in 2007 as higher fiber costs weakened its corporate earnings.

Real Estate Holdings

The real estate sector was not a primary focus for the Worldwide Hard Assets Fund in 2007. The Fund began the year with a 0.5% exposure to real estate compared to 0.2% at the end of 2007. Although we continue to feel that on an absolute basis, real estate securities can offer excellent defensive diversification benefits, on a relative basis we found more attractive hard assets investment opportunities elsewhere last year. That said, the Fund’s holding in Hong Kong-based Sun Hung Kai Properties (sold in the first half) contributed modestly but positively to Fund performance, bolstered by the strong Hong Kong housing market.

Other Holdings

Agricultural product companies garnered much attention in 2007. After struggling in the first half, agriculture commodities tallied some of the best returns for the year. While this sub-sector was not a huge focus for your Fund last year, it is worth noting that Monsanto, a global agricultural products provider, was a strong contributor to the Fund’s performance last year. The firm’s stellar performance in 2007 can be largely attributed to the ongoing strength of its Roundup business, which helps produce farm seeds that are tolerant to Roundup and other glyphosate-based herbicides. Also, U.S. agricultural products giant Archer-Daniels-Midland (sold in the second half) boosted Fund performance earlier in the year, on the strength of its growing ethanol business.

*     *     *

The Worldwide Hard Assets Fund offers a diversified approach to natural resource investing and has the ability to search out the most attractive opportunities from around the globe. Even though most hard assets commodities and corresponding equity sectors did very well the second half of 2007, we believe there is still good value to be found in select hard asset equities, and the asset class overall remains compelling as we move into 2008. Two themes central to our constructive view of the hard assets class are deficiencies in or lack of infrastructure, particularly in coal, and the move to

Worldwide Hard Assets Fund

Master Limited Partnerships, especially by exploration and production energy companies. The ever tightening iron ore and coal markets, as well as a strong production and earnings growth profile, are likely to continue to benefit coal and steel producers going forward. The macro environment for the independent power producers remains very positive in both the short and long term. Our thesis remains that these fundamentals will only improve as the electricity market becomes tighter and reserve margins grow slimmer over the next half decade. Finally, the growing demand for “greener” energy creates a promising outlook for natural gas and renewables, although these plants operate at higher fuel rates than coal and nuclear alternatives.

We appreciate your continued investment in the Van Eck Worldwide Hard Assets Fund, and we look forward to helping you meet your investment goals in the future.

The Fund is subject to risks associated with concentrating its investments in hard assets and the hard assets sector, including real estate, precious metals and natural resources, and can be significantly affected by events relating to these industries, including international political and economic developments, inflation, and other factors. The Fund’s portfolio securities may experience substantial price fluctuations as a result of these factors, and may move independently of the trends of industrialized companies. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in debt securities, derivatives, commodity-linked instruments, illiquid securities, asset-backed securities and CMOs. The Fund is also subject to inflation risk, short-sales risk, market risk, non-diversification risk and leverage risk. An investment in the Fund should be considered part of an overall investment program, rather than a complete investment program.

January 21, 2008

Derek S. van Eck Investment Team Member	Charles T. Cameron Investment Team Member

Joseph M. Foster Investment Team Member	Samuel R. Halpert Investment Team Member

Geoffrey R. King Investment Team Member	Gregory F. Krenzer Investment Team Member

Charl P. de M. Malan Investment Team Member	Shawn Reynolds Investment Team Member

Worldwide Hard Assets Fund

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. These returns do not take variable annuity/life fees and expenses into account. Performance information current to the most recent month end is available by calling 1.800.826.2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company’s charges, fees and expenses for these benefits that are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All references to Fund assets refer to Total Net Assets.

All indices listed are unmanaged indices and do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

1The S&P GSSI Natural Resources Total Return Index (SPGINRTR) is calculated with dividends reinvested. The Index includes mining, energy, paper and forest products, and plantation-owning companies.

2The S&P GSCI Total Return Index (SPGSCITR) is calculated with dividends reinvested. The Index is a composite index of commodity sector returns, representing an unleveraged, long-only investment in commodity futures.

3The S&P (Standard & Poor’s) 500 Index is calculated with dividends reinvested. The Index consists of 500 widely held common stocks covering industrial, utility, financial and transportation sectors.

4The S&P Citigroup World Property Index is calculated with dividends reinvested. The Index is made up of nearly 400 real estate companies in approximately 20 countries, weighted according to each country’s total “float” (share total) of companies eligible for the Index.

Worldwide Hard Assets Fund

Geographical Weightings
as of December 31, 2007*
(unaudited)

Sector Breakdown** as of December 31, 2007 (unaudited)

Energy	63.3%
Precious Metals	14.0%
Industrial Metals	11.4%
Chemicals	4.4%
Consumer Goods	1.3%
Consumer Durables	1.0%
Paper And Forest	1.0%
Water	0.8%
Real Estate	0.2%
Money Market Fund	2.6%

*	Percentage of net assets.

**	Percentage of investments.

Portfolio is subject to change.

Worldwide Hard Assets Fund
Top Ten Equity Holdings as of December 31, 2007 (unaudited)

Marathon Oil Corp.
(U.S., 4.1%)

Marathon Oil explores for, produces and markets crude oil and natural gas worldwide. The company also markets and transports crude oil and petroleum products, primarily in the Midwest, the upper Great Plains and southeastern U.S. It markets and transports natural gas products, including liquefied natural gas (LNG) and methanol, on a global basis.

Hess Corp.
(U.S., 3.6%)

Hess and its subsidiaries explore for, produce, purchase, transport and sell crude oil and natural gas. The company also manufactures, purchases, transports and markets refined petroleum products. Hess’ exploration and production activities are located primarily in the U.S., UK, Norway and Gabon.

Occidental Petroleum Corp.
(U.S., 3.2%)

Occidental Petroleum explores for, develops, produces and markets crude oil and natural gas. The company also manufactures and markets a variety of basic chemicals, including chlorine, caustic soda, polyvinyl chloride, vinyl chloride monomer and ethylene dichloride as well as specialty chemicals. Occidental also has an interest in petrochemicals.

Range Resources Corp.
(U.S., 3.0%)

Range Resources is an independent oil and gas company operating in the Southwestern, Appalachian and Gulf Coast regions of the U.S. The company has a sizeable inventory of lower risk development drilling opportunities, and a number of projects that target the extraction of shale and coal bed methane.

Mirant Corp.
(U.S., 2.9%)

Mirant produces and markets electrical energy, electrical capacity on demand, and ancillary transmission services. The company’s customers include independent system operators, utilities, municipal systems, aggregators, electric cooperative utilities, among others. Mirant generates revenue primarily through the production of electricity in the U.S., the Philippines and the Caribbean.

Agnico-Eagle Mines Ltd.
(Canada, 2.7%)

Agnico-Eagle is an international growth company focused on gold, with operations in Canada and advanced-stage projects and opportunities in Canada, Mexico, Finland, and the U.S. Agnico-Eagle’s operating history includes more than 30 years of continuous gold production, and its LaRonde Mine in Quebec is Canada’s largest gold deposit.

Devon Energy Corp.
(U.S., 2.7%)

Devon Energy is an independent energy company involved in oil and gas property acquisition, exploration and production. The company operates in the Permian Basin and the Rocky Mountains, in the Gulf Coast area and offshore Gulf of Mexico, in the Western Canada Sedimentary Basin in Alberta and British Columbia and in Azerbaijan and Brazil.

NRG Energy, Inc.
(U.S., 2.6%)

NRG Energy, is a wholesale power generation company. NRG is primarily engaged in the ownership, development, construction and operation of power generation facilities, the transacting in and trading of fuel and transportation services, and the trading of energy, capacity and related products in the U.S. and internationally.

McDermott International, Inc.
(U.S., 2.5%)

McDermott is a worldwide energy services company. The company and its subsidiaries provide engineering, fabrication, installation, procurement, research, manufacturing, environmental systems, project management and facility management services to a variety of customers in the energy and power industries, including the U.S. Department of Energy.

Nucor Corp.
(U.S., 2.5%)

Nucor is engaged in the manufacture and sale of steel and steel products, with operating facilities primarily in the U.S. and Canada. The company operates in two business segments: steel mills and steel products. Nucor is also North America’s largest recycler.

*	Portfolio is subject to change.

Company descriptions courtesy of Bloomberg.com.

Worldwide Hard Assets Fund
Explanation of Expenses (unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2007 to December 31, 2007.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period* July 1, 2007 - December 31, 2007

Initial Class	Actual	$1,000.00	$1,178.50	$5.38
	Hypothetical**	$1,000.00	$1,020.27	$4.99

Class R1	Actual	$1,000.00	$1,178.60	$5.49
	Hypothetical**	$1,000.00	$1,020.16	$5.09

Class S	Actual	$1,000.00	$1,177.20	$6.59
	Hypothetical**	$1,000.00	$1,019.16	$6.11

*

Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2007) of 0.98% on Initial Class Shares, 1.00% on Class R1 Shares and 1.20% on Class S Shares, multiplied by the average account value over the period, multiplied by 184 and divided by 365 (to reflect the one-half year period)

**	Assumes annual return of 5% before expenses

Worldwide Hard Assets Fund Performance Comparison (unaudited)

This graph compares a hypothetical $10,000 investment in the Van Eck Worldwide Hard Assets Fund made ten years ago (Initial Class) and at inception (Class R1 and Class S) with a similar investment in the S&P GSSI Natural Resources Index and the Standard & Poor’s 500 Index.

          Van Eck Worldwide Hard Assets Fund (Initial Class)
vs. S&P GSSI Natural Resources Index and Standard and Poor’s 500 Index

Average Annual Total Return 12/31/07	1 Year	5 Year	10 Year

Van Eck Worldwide Hard Assets Fund (Initial Class)[1]	45.36%	37.62%	14.87%
S&P GSSI Natural Resources Index	34.44%	29.13%	12.80%
Standard & Poor’s 500 Index	5.49%	12.81%	5.90%

          Van Eck Worldwide Hard Assets Fund (Class S)
vs. S&P GSSI Natural Resources Index and Standard and Poor’s 500 Index

Average Annual Total Return 12/31/07	1 Year	Since Inception

Van Eck Worldwide Hard Assets Fund (Class S)[1]	44.83%	25.25%
S&P GSSI Natural Resources Index	34.44%	19.71%
Standard & Poor’s 500 Index	5.49%	9.06%

Van Eck Worldwide Hard Assets Fund (Class R1)
vs. S&P GSSI Natural Resources Index and Standard and Poor’s 500 Index

Average Annual Total Return 12/31/07	1 Year	Since Inception

Van Eck Worldwide Hard Assets Fund (Class R1)[1]	45.37%	40.32%
S&P GSSI Natural Resources Index	34.44%	30.22%
Standard & Poor’s 500 Index	5.49%	10.00%

[1]

Inception date for the Van Eck Worldwide Hard Assets Fund was 9/1/89 (Initial Class), 5/1/04 (Class R1) and 5/1/06 (Class S); index returns for the Class R1 and Class S performance comparison are calculated as of nearest month end (4/30/04 and 4/30/06, respectively).

Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. These returns do not take variable annuity/life fees and expenses into account. Performance information current to the most recent month end is available by calling 1.800.826.2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company’s charges, fees and expenses for these benefits are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The S&P GSSI Natural Resources Index (SPGINRTR) is calculated with dividends reinvested. The Index includes mining, energy, paper and forest products, and plantation-owning companies.

The Standard and Poor’s (S&P) 500 Index is calculated with dividends reinvested. The Index consists of 500 widely held common stocks covering industrial, utility, financial and transportation sectors.

Worldwide Hard Assets Fund

Schedule of Investments

December 31, 2007

Number of Shares		Value

COMMON STOCKS: 94.4%

Australia: 3.6%
2,008,000	Iluka Resources Ltd. † #	$8,066,187
6,496,999	Lihir Gold Ltd. * † #	20,213,259
107,379	NGM Resources Ltd. * #	15,805
117,000	Rio Tinto Ltd. † #	13,611,025

		41,906,276

Brazil: 3.6%
783,000	Cia Vale do Rio Doce (ADR)	25,580,610
134,000	Petroleo Brasileiro S.A. (ADR) *	15,442,160

		41,022,770

Canada: 12.7%
269,000	Addax Petroleum Corp.	11,706,317
572,500	Agnico-Eagle Mines Ltd. (USD)	31,275,675
1,614,800	Brazilian Resources, Inc. * #	0
96,600	CIC Energy Corp. * R	1,394,752
36,000	FNX Mining Co., Inc. *	1,103,399
478,152	Goldcorp, Inc. (USD)	16,223,697
202,000	Killam Properties, Inc.	1,885,019
211,855	Kinross Gold Corp. *	3,928,210
1,096,500	Kinross Gold Corp. (USD) *	20,175,600
732,000	Miramar Mining Corp. *	4,620,660
870,000	OPTI Canada, Inc. *	14,632,960
14,800	Petrolifera Petroleum Ltd. *	148,014
968,900	Petrolifera Petroleum Ltd. * R	9,689,484
330,000	Silver Wheaton Corp. * †	5,617,306
27,200	Suncor Energy, Inc.	2,973,962
124,800	Suncor Energy, Inc. (USD)	13,569,504
99,500	Timberwest Forest Corp.	1,481,990
11,300	Timberwest Forest Corp. R	168,306
536,000	Yamana Gold Inc. Warrants * (CAD 2.00, expiring 5/29/08)	2,780,607
236,205	Yamana Gold Inc.	3,084,941

		146,460,403

Indonesia: 0.0%
165,000	Medco Energi Internasional Tbk PT #	89,125

Kazakhstan: 0.7%
613,350	Eurasian Natural Resources Corp. (GBP) *	7,813,982

Netherlands: 1.4%
213,500	Arcelor Mittal (USD)	16,514,225

Norway: 1.4%
650,498	Seadrill Ltd. * † #	15,699,260

Number of Shares		Value

South Africa: 2.7%
790,800	Exxaro Resources Ltd. #	$12,008,111
550,300	Impala Platinum Holdingd Ltd. #	19,121,448

		31,129,559

United Kingdom: 2.1%
642,100	Randgold Resources Ltd. (ADR)	23,841,173

United States: 66.2%
774,700	Alpha Natural Resources, Inc. * †	25,162,256
173,700	American Commercial Lines, Inc. * †	2,820,888
633,200	Celanese Corp.	26,797,024
309,500	ConAgra Foods, Inc.	7,363,005
175,700	CVR Energy, Inc. *	4,381,958
701,200	Darling International, Inc. *	8,105,872
350,000	Devon Energy Corp.	31,118,500
195,000	Diamond Offshore Drilling, Inc.	27,690,000
505,800	El Paso Corp.	8,719,992
528,000	Ellora Oil & Gas, Inc. * R	7,548,446
252,000	Exterran Holdings, Inc. * †	20,613,600
418,000	FMC Technologies, Inc. *	23,700,600
156,550	Freeport-McMoRan Copper & Gold, Inc.	16,036,982
247,600	Frontier Oil Corp.	10,047,608
271,000	Halliburton Co.	10,273,610
413,700	Hess Corp. ‡	41,725,782
1,123,000	International Coal Group, Inc. * †	6,019,280
104,000	Kaiser Aluminum Corp. †	8,265,920
212,421	KGEN Power Corp. * R	3,538,233
775,000	Marathon Oil Corp.	47,166,500
486,000	McDermott International, Inc. *	28,688,580
260,102	Mercer International, Inc. * †	2,036,599
869,400	Mirant Corp. * †	33,889,212
141,500	Monsanto Co.	15,804,135
280,944	National Oilwell Varco, Inc. *	20,638,146
496,100	Newfield Exploration Co. *	26,144,470
450,000	Noble Corp.	25,429,500
701,600	NRG Energy, Inc. *	30,407,344
481,100	Nucor Corp.	28,490,742
486,000	Occidental Petroleum Corp.	37,417,140
144,000	Oceaneering International, Inc. *	9,698,400
99,000	Penn West Energy Trust †	2,574,000
132,000	Quicksilver Resources, Inc. ‡ *	7,865,880
677,600	Range Resources Corp.	34,801,536
217,000	Schlumberger Ltd.	21,346,290
54,600	Teton Energy Corp. *	267,540

See Notes to Financial Statements

Worldwide Hard Assets Fund

Schedule of Investments

December 31, 2007 (continued)

Number of Shares		Value

United States (continued)
165,805	Transocean, Inc. *	$23,734,986
310,700	Valero Energy Corp.	21,758,321
381,300	Weatherford International Ltd. *	26,157,180
109,200	Weyerhaeuser Co.	8,052,408
439,250	XTO Energy, Inc.	22,559,880

		764,858,345

Total Common Stocks (Cost: $725,526,108)		1,089,335,118

EXCHANGE TRADED FUNDS: 2.8%
United States: 2.8%
400,000	PowerShares Global Water Portfolio ETF	8,560,000
286,000	StreetTRACKS Gold Trust *	23,583,560

Total Exchange Traded Funds (Cost: $28,274,996)		32,143,560

MONEY MARKET FUND: 2.6% (Cost: $30,263,860)

30,263,860	AIM Treasury Portfolio - Institutional Class	30,263,860

Total Investments Before Collateral for Securities Loaned: 99.8%
(Cost: $784,064,964)		1,151,742,538

SHORT TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES LOANED: 7.0%
(Cost: $81,288,086)
81,288,086	State Street Navigator Securities Lending Prime Portfolio	81,288,086

Total Investments: 106.8% (Cost: $865,353,050)		1,233,030,624
Liabilities in excess of other assets: (6.8)%		(78,696,165)

NET ASSETS: 100.0%		$1,154,334,459

Number of Contracts		Value

COVERED OPTIONS WRITTEN:
United States: 0.0%
(2,068)	Hess Corp. Calls ($90, expiring 1/19/08) *	$(2,688,400)
(1,320)	Quicksilver Resources, Inc. Calls ($60, expiring 1/19/08) *	(244,200)

(Premiums Received: $1,602,704)		$(2,932,600)

ADR - American Depository Receipt
CAD - Canadian Dollar
GBP - British Pound
USD - United States Dollar

*	-	Non-income producing

†	-	Security fully or partially on loan. Total market value of securities on loan is $78,595,550.

‡	-	Collateral for call option.

#	-

Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $88,824,220, which represented 7.7% of net assets.

R	-

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007, these securities are considered liquid, unless otherwise noted, and the market value amounted to $22,339,221 or 1.9% of net assets.

See Notes to Financial Statements

Worldwide Hard Assets Fund

Schedule of Investments

December 31, 2007 (continued)

Restricted securities held by the Fund are as follows:

Security	Acquisition Date	Number of Shares	Acquisition Cost	Value	% of Net Assets

CIC Energy Corp.	2/8/2007	96,600	$1,224,335	$1,394,752	0.1%
Ellora Oil & Gas Co. (a)	6/30/2006	528,000	6,336,000	7,548,446	0.7
KGEN Power Corp. (a)	12/19/2006	212,421	2,973,894	3,538,233	0.3
Petrolifera Petroleum Ltd.	3/7/2005	722,400	962,197	7,224,361	0.6
Petrolifera Petroleum Ltd.	5/2/2007	246,500	665,886	2,465,123	0.2
Timberwest Forest Corp.	12/9/1999	11,300	90,651	168,306	0.0

			$12,252,963	$22,339,221	1.9%

(a) - Illiquid security

Summary of Investments by Industry Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value

Chemicals	4.4%	$50,867,079
Consumer Goods	1.3	15,468,877
Consumer Durables	1.0	12,008,111
Energy	63.3	729,251,195
Industrial Metals	11.4	131,053,020
Paper and Forest	1.0	11,739,303
Precious Metals	14.0	160,646,073
Real Estate	0.2	1,885,020
Water	0.8	8,560,000

Total Common Stocks	97.4	1,121,478,678
Money Market Fund	2.6	30,263,860

	100.0%	$1,151,742,538

See Notes to Financial Statements

Worldwide Hard Assets Fund

Statement of Assets and Liabilities
December 31, 2007

Assets:
Investments, at value (Cost $784,064,964) — including $78,595,550 of securities loaned	$1,151,742,538
Short-term investment held as collateral for securities loaned (Cost $81,288,086)	81,288,086
Receivables:
Investments sold	3,373,262
Shares of beneficial interest sold	2,605,786
Dividends and interest	1,127,007
Prepaid expenses	81,456

Total assets	1,240,218,135

Liabilities:
Payables:
Collateral for securities loaned	$81,288,086
Capital shares redeemed	490,578
Written options, at value (premiums received $1,602,704)	2,932,600
Due to Adviser	834,998
Due to Custodian	106,867
Deferred Trustee fees	53,662
Accrued expenses	176,885

Total liabilities	85,883,676

NET ASSETS	$1,154,334,459

Initial Class Shares:
Net Assets	$1,031,486,664

Shares of beneficial interest outstanding	25,040,451

Net asset value, redemption and offering price per share	$41.19

Class R1 Shares:
Net Assets	$122,166,803

Shares of beneficial interest outstanding	2,966,792

Net asset value, redemption and offering price per share	$41.18

Class S Shares:
Net Assets	$680,992

Shares of beneficial interest outstanding	16,588

Net asset value, redemption and offering price per share	$41.05

Net assets consist of:
Aggregate paid in capital	$624,604,027
Unrealized appreciation of investments, foreign currency transactions and options	366,277,278
Accumulated net investment loss	(1,610,924)
Undistributed net realized gain on investments and options	165,064,078

$1,154,334,459

See Notes to Financial Statements

Worldwide Hard Assets Fund

Statement of Operations
Year Ended December 31, 2007

Income:
Dividends (net of foreign taxes withheld of $287,370)		$6,994,821
Interest		1,173,524
Securities lending income		283,041

Total income		8,451,386
Expenses:
Management fees	$8,421,697
Professional fees	230,453
Insurance	209,412
Custodian fees	129,692
Trustees’ fees and expenses	118,201
Reports to shareholders	96,851
Interest	39,904
Transfer agent fees — Initial Class Shares	11,779
Transfer agent fees — Class R1 Shares	11,959
Transfer agent fees — Class S Shares	16,395
Distribution fees — Class S Shares	527
Other	24,822

Total expenses	9,311,692
Expenses assumed by the Advisor	(16,189)

Net expenses		9,295,503

Net investment loss		(844,117)

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments		165,072,412
Net realized loss on foreign currency transactions		(356,526)
Net realized gain on options		624,513
Net change in unrealized appreciation (depreciation) of investments and options		176,046,785
Net change in unrealized appreciation (depreciation) of foreign denominated assets and foreign forward currency contracts		(68,106)

Net realized and unrealized gain on investments		341,319,078

Net Increase in Net Assets Resulting from Operations		$340,474,961

See Notes to Financial Statements

Worldwide Hard Assets Fund

Statements of Changes in Net Assets

	Year Ended December 31,

	2007	2006

Operations:
Net investment income (loss)	$(844,117)	$1,118,733
Net realized gain on investments, foreign currency transactions and options	165,340,399	96,473,843
Net change in unrealized appreciation (depreciation) of investments, options, foreign denominated assets and foreign forward currency contracts	175,978,679	29,176,107

Net increase in net assets resulting from operations	340,474,961	126,768,683

Dividends and distributions to shareholders:
Dividends from net investment income
Initial Class Shares	(873,095)	(320,626)
Class R1 Shares	(116,540)	(64,624)
Class S Shares	(130)	—

	(989,765)	(385,250)

Distributions from net realized capital gains
Initial Class Shares	(85,175,310)	(27,285,301)
Class R1 Shares	(11,369,155)	(5,499,505)
Class S Shares	(12,720)	—

	(96,557,185)	(32,784,806)

Total dividends and distributions	(97,546,950)	(33,170,056)

Share transactions*:
Proceeds from sales of shares
Initial Class Shares	242,386,986	229,060,901
Class R1 Shares	30,746,714	41,870,933
Class S Shares	656,862	117,900

	273,790,562	271,049,734

Reinvestment of dividends and distributions
Initial Class Shares	86,048,405	27,605,927
Class R1 Shares	11,485,695	5,564,129
Class S Shares	12,850	—

	97,546,950	33,170,056

Cost of shares redeemed
Initial Class Shares	(156,636,423)	(119,774,045)
Class R1 Shares	(36,033,078)	(53,397,863)
Class S Shares	(178,168)	(45,068)
Redemption fees	53,702	131,153

	(192,793,967)	(173,085,823)

Net increase in net assets resulting from capital share transactions	178,543,545	131,133,967

Total increase in net assets	421,471,556	224,732,594
Net Assets:
Beginning of year	732,862,903	508,130,309

End of year (including undistributed (accumulated) net investment income (loss) of ($1,610,924) and $209,806, respectively)	$1,154,334,459	$732,862,903

* Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):
Initial Class Shares:
Shares sold	7,007,469	7,479,279
Shares reinvested	2,994,029	893,974
Shares redeemed	(4,612,795)	(4,010,145)

Net increase	5,388,703	4,363,108

Class R1 Shares:
Shares sold	891,326	1,366,603
Shares reinvested	399,781	180,186
Shares redeemed	(1,074,684)	(1,829,521)

Net increase (decrease)	216,423	(282,732)

Class S Shares: †
Shares sold	18,870	4,153
Shares reinvested	447	—
Shares redeemed	(5,553)	(1,329)

Net increase	13,764	2,824

† The inception date of Class S Shares was May 1, 2006.

See Notes to Financial Statements

Worldwide Hard Assets Fund

Financial Highlights
For a share outstanding throughout each year:

	Initial Class Shares

	Year Ended December 31,

	2007	2006	2005	2004	2003

Net Asset Value, Beginning of Year	$32.71	$27.73	$18.36	$14.84	$10.30

Income (Loss) from Investment Operations:
Net Investment Income (Loss)	(0.02)	0.06	(0.01)	0.08	0.05
Net Realized and Unrealized Gain on Investments	12.94	6.64	9.45	3.50	4.54

Total from Investment Operations	12.92	6.70	9.44	3.58	4.59

Less:
Dividends from Net Investment Income	(0.05)	(0.02)	(0.07)	(0.06)	(0.05)
Distributions from Net Realized Capital Gains	(4.39)	(1.70)	—	—	—

Total Dividends and Distributions	(4.44)	(1.72)	(0.07)	(0.06)	(0.05)

Redemption Fees	— (c)	— (c)	— (c)	— (c)	—

Net Asset Value, End of Year	$41.19	$32.71	$27.73	$18.36	$14.84

Total Return (a)	45.36%	24.54%	51.67%	24.23%	44.78%

Ratios/Supplementary Data
Net Assets, End of Year (000)	$1,031,487	$642,822	$424,017	$190,206	$158,683
Ratio of Gross Expenses to Average Net Assets	1.01%	1.13%	1.17%	1.20%	1.23%
Ratio of Net Expenses to Average Net Assets (b)	1.01%	1.13%	1.17%	1.20%	1.24%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.09)%	0.17%	(0.03)%	0.54%	0.59%
Portfolio Turnover Rate	94%	78%	52%	60%	43%

(a)

Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the year, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)

Excluding interest expense, the ratio would be 1.00% for the year ended December 31, 2007. The ratio for all other years shown would be unchanged if any interest expense incurred during those years was excluded.

(c)	Amount represents less than $0.005 per share.

See Notes to Financial Statements

Worldwide Hard Assets Fund

Financial Highlights
For a share outstanding throughout each period:

	Class R1 Shares					Class S Shares

				For the Period May 1, 2004* through December 31,		Year Ended December 31,	For the Period May 1, 2006^ through December 31,
	Year Ended December 31,
	2007	2006	2005	2004		2007	2006

Net Asset Value, Beginning of Period	$32.70	$27.73	$18.36	$14.54		$32.72	$32.55

Income (Loss) from Investment Operations:
Net Investment Income (Loss)	(0.03)	0.04	0.01	0.03		(0.03)	0.07
Net Realized and Unrealized Gain on Investments	12.95	6.65	9.43	3.79		12.80	0.10

Total from Investment Operations	12.92	6.69	9.44	3.82		12.77	0.17

Less:
Dividends from Net Investment Income	(0.05)	(0.02)	(0.07)	—		(0.05)	—
Distributions from Net Realized Capital Gains	(4.39)	(1.70)		—		(4.39)	—

Total Dividends and Distributions	(4.44)	(1.72)	(0.07)	—		(4.44)	—

Redemption Fees	— (c)	— (c)	— (c)	—	(c)	— (c)	—	(c)

Net Asset Value, End of Period	$41.18	$32.70	$27.73	$18.36		$41.05	$32.72

Total Return (a)	45.37%	24.49%	51.61%	26.27	%(e)	44.83%	0.49	%(e)

Ratios/Supplementary Data
Net Assets, End of Period (000)	$122,166	$89,949	$84,113	$25,952		$681	$92
Ratio of Gross Expenses to Average Net Assets	1.02%	1.15%	1.19%	1.32	%(d)	5.79%	11.91	%(d)
Ratio of Net Expenses to Average Net Assets (b)	1.02%	1.15%	1.19%	1.24	%(d)	1.20%	1.21	%(d)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.10)%	0.14%	(0.06)%	0.39	%(d)	(0.30)%	0.61	%(d)
Portfolio Turnover Rate	94%	78%	52%	60%		94%	78%

(a)

Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)

Excluding interest expense, the ratio would be 1.01% and 1.14% for the Class R1 Shares for the years ending December 31, 2007 and December 31, 2006, respectively, and 1.19% for the Class S Shares for the year ended December 31, 2007. The ratio for all other periods shown would be unchanged if any interest expense incurred during those periods was excluded.

(c)	Amount represents less than $0.005 per share.

(d)	Annualized

(e)	Not annualized

*	Inception date of Class R1 Shares.

^	Inception date of Class S Shares.

See Notes to Financial Statements

Worldwide Hard Assets Fund

Notes To Financial Statements December 31, 2007

Note 1—Fund Organization—Van Eck Worldwide Insurance Trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The Worldwide Hard Assets Fund (the “Fund”) is a non-diversified series of the Trust and seeks long-term capital appreciation by investing primarily in hard asset securities. The Fund offers three classes of shares: Initial Class Shares that have been continuously offered since the inception of the Fund, Class R1 Shares that became available for purchase on May 1, 2004 and Class S Shares that became available for purchase on May 1, 2006. The three classes are identical except Class R1 Shares are, under certain circumstances, subject to a redemption fee on redemptions within 60 days of purchase and Class S Shares are subject to a distribution fee.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund.

A. Security Valuation—Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Securities for which market values are not readily available, or whose values have been affected by events occurring before the Fund’s pricing time (4:00 p.m. Eastern Time) but after the close of the securities’ primary market, are valued using methods approved by the Board of Trustees. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. The price which the Fund may realize upon sale of an investment may differ materially from the value presented on the Schedule of Investments. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates market value. Futures are valued using the closing price reported at the close of the respective exchange. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”), which reflects the differences in interest rates between the U.S. and foreign markets. Securities for which quotations are not available are stated at fair value as determined by a Pricing Committee of the Adviser appointed by the Board of Trustees. Certain factors such as economic conditions, political events, market trends and security specific information are used to determine the fair value for these securities. Short-term investments held as collateral for securities loaned are valued at net asset value.

B. Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gains and losses from foreign currency transactions.

D. Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts determined in accordance with U.S. generally accepted accounting principles.

E. Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Dividends on foreign securities are recorded when the Funds are informed of such dividends. Realized gains and losses are calculated on the specific identified cost basis. Interest income, including amortization of premiums and discounts, is accrued as earned. Estimated foreign taxes that are expected to be withheld from proceeds at the sale of certain foreign investments are accrued by the Funds and decrease the unrealized gain on investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

F. Use of Derivative Instruments

Option Contracts—The Fund may invest, for hedging and other purposes, in call and put options on securities, currencies and commodities. Call and put options give the Fund the right but not the obligation to buy (calls) or sell (puts) the instrument underlying the option at a specified price. The premium paid on the option, should it be exercised, will, on a call, increase the cost of the instrument acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a realized loss upon expiration. The Fund may incur additional risk to the extent the value of the underlying instrument does not correlate with the movement of the option value.

Worldwide Hard Assets Fund

Notes To Financial Statements (continued)

The Fund may also write call or put options. As the writer of an option, the Fund receives a premium. The Fund keeps the premium whether or not the option is exercised. The premium will be recorded, upon expiration of the option, as a short-term realized gain. If the option is exercised, the Fund must sell, in the case of a written call, or buy, in the case of a written put, the underlying instrument at the exercise price. The Fund may write only covered puts and calls. A covered call option is an option in which the Fund owns the instrument underlying the call. A covered call sold by the Fund exposes it during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying instrument or to possible continued holding of an underlying instrument which might otherwise have been sold to protect against a decline in the market price. A covered put exposes the Fund during the term of the option to a decline in price of the underlying instrument. A put option sold by the Fund is covered when, among other things, cash or short-term liquid securities are placed in a segregated account to fulfill the obligations undertaken. The Fund may incur additional risk from investments in written currency options if there are unanticipated movements in the underlying currencies. Transactions in call options written for the year ended December 31, 2007 were as follows:

	Number of Contracts	Premiums

Options outstanding at beginning of year	57	$11,229
Options written	11,086	3,976,389
Options exercised	(6,020)	1,760,401
Options expired	(1,735)	624,513

Options outstanding at end of year	3,388	$1,602,704

Futures Contracts—The Fund may buy and sell financial futures contracts for hedging purposes. When a fund enters into a futures contract, it must make an initial deposit (“initial margin”) as a partial guarantee of its performance under the contract. As the value of the futures contract fluctuates, the fund is required to make additional margin payments (“variation margin”) to cover any additional obligation it may have under the contract. In the remote chance that a broker cannot fulfill its obligation, the fund could lose the variation margin due to it. Risks may be caused by an imperfect correlation between the movements in the price of the futures contract and the price of the underlying instrument and interest rates. Realized gains and losses from futures contracts are reported separately. There were no futures contracts outstanding at December 31, 2007.

Structured Notes—The Fund may invest in indexed securities whose value is linked to one or more currencies, interest rates, commodities or financial commodity indices. When the Fund purchases a structured note (a non-publicly traded indexed security entered into directly between two parties) it will make a payment of principal to the counterparty. The Fund will purchase structured notes only from counterparties rated A or better by S&P, Moody’s or another nationally recognized statistical rating organization. Van Eck Associates Corporation will monitor the liquidity of structured notes under the supervision of the Board of Trustees and structured notes determined to be illiquid will be aggregated with other illiquid securities limited to 15% of the net assets of the Fund. Indexed securities may be more volatile than the underlying instrument itself, and present many of the same risks as investing in futures and options. Indexed securities are also subject to credit risks associated with the counterparty of the security with respect to both principal and interest. The Fund had no outstanding structured notes at December 31, 2007.

G. Restricted Securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund’s Schedule of Investments.

Note 3—Management Fees—Van Eck Associates Corporation (the “Adviser”) is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 1.00% on the first $500 million of average daily net assets, 0.90% on the next $250 million and 0.70% on the excess over $750 million. The Adviser agreed to assume expenses exceeding 1.20% of average daily net assets except interest, taxes, and extraordinary expenses for the period May 1, 2007 through April 30, 2008. For the year ended December 31, 2007, the Adviser assumed expenses in the amount of $16,189. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation, the Distributor.

Note 4—Distribution/12b-1 Plan—The Fund and Van Eck Securities Corporation (the “Distributor”) are parties to a distribution agreement dated May 1, 2006. The Fund has adopted a Distribution Plan (the “Plan”) for Class S Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Plan, the Fund is authorized to incur distribution expenses for its Class S Shares which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts and payments to the Distributor, for reimbursement of other actual promotion and distribution expenses incurred by the Distributor on behalf of the Fund.The amount paid under the Plan in any one year is limited to 0.15% of the Class S Shares average daily net assets.

Note 5—Investments—For the year ended December 31, 2007, the cost of purchases and proceeds from sales of investments—other than U.S. government securities and short-term obligations aggregated $924,815,208 and $841,603,507, respectively.

Note 6—Income Taxes—For Federal income tax purposes, the identified cost of investments owned at December 31, 2007 was $869,916,655 and net unrealized appreciation aggregated $363,113,969 of which $379,962,525 related to appreciated securities and $16,848,556 related to depreciated securities.

Worldwide Hard Assets Fund

Notes To Financial Statements (continued)

At December 31, 2007, the components of accumulated earnings, on a tax basis, were as follows:

Undistributed ordinary income	$63,560,337
Undistributed long term capital gains	104,560,346
Post-October losses	(68,514)
Other temporary difference	(35,409)
Unrealized appreciation	361,713,672

Total	$529,760,432

In accordance with Federal income tax regulations, the Fund elected to defer $68,514 of realized foreign currency losses arising after October 31, 2007. Such losses are treated for tax purposes as arising on January 1, 2008.

The tax character of dividends and distributions paid to shareholders were as follows:

	During the Year Ended December 31,

	2007	2006

Ordinary income	$29,648,994	$11,326,361
Long term capital gains	67,897,956	21,843,695

Total	$97,546,950	$33,170,056

During 2007, as a result of permanent book to tax differences, the Fund decreased accumulated net investment loss $13,152 and decreased undistributed realized gain by $13,152. Net assets were not affected by this reclassification. This difference was primarily due to foreign currency transactions and investments in Passive Foreign Investment Companies.

Note 7—Concentration of Risk—The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

The Fund may concentrate its investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal and by investing in gold bullion and coins. Since the Fund may so concentrate, it may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature.

At December 31, 2007, the aggregate shareholder accounts of three insurance companies own approximately 63%, 18% and 6% of the Initial Class Shares and one of whom owns approximately 100% of the Class R1 Shares. Additionally, one insurance company owns approximately 100% of the outstanding Class S Shares.

Note 8—Warrants—The Fund may invest in warrants whose values are linked to indices or underlying instruments. The Fund may use these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indices or underlying instruments. Potential losses are limited to the amount of the original investment.

Note 9—Forward Foreign Currency Contracts—The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Fund may enter into forward foreign currency contracts to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts are included in realized gain (loss) from foreign currency transactions on the Statement of Operations. The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar. At December 31, 2007, the Fund had no forward foreign currency contracts outstanding.

Note 10—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Van Eck Funds (another registered investment company managed by the Adviser) as directed by the Trustees.

The expense for the deferred compensation plan is included in “Trustees’ fees and expenses” in the Statement of Operations. The liability for the deferred compensation plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

Note 11—Equity Swap—The Fund may enter into an equity swap to gain investment exposure to the relevant market of the underlying security. A swap is an agreement that obligates the parties to exchange cash flows at specified intervals. The Fund is obligated to pay the counterparty on trade date an amount based upon the value of the underlying instrument (notional amount) and, at termination date, final payment is settled based on the value of the underlying security on trade date versus the value on termination date plus accrued dividends. Risks may arise as a result of the failure of the counterparty to the contract to comply with the terms of the swap contract. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default of the counterparty. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the value of the swap relative to the underlying securities. The Fund records a net receivable or payable daily, based on the change in the value of the underlying securities. The net receivable or payable for financial statement purposes is shown as

Worldwide Hard Assets Fund

Notes To Financial Statements (continued)

due to or from broker on the Statement of Assets and Liabilities. At December 31, 2007, the Fund had no outstanding equity swaps.

Note 12—Commodity Swap—The Fund may enter into a commodity swap to gain investment exposure to the relevant spread of the commodity reference prices. A swap is an agreement that obligates the parties to exchange cash flows at specified intervals. At termination date, a final payment is made based on the swap’s notional amount on trade date versus the value on termination date. Risks may arise as a result of the failure of the counterparty to the contract to comply with the terms of the swap contract. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default of the counterparty. Therefore, the Fund considers the credit worthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the value of the swap relative to the underlying reference prices. The Fund records a net receivable or payable daily, based on the change in the value of the swap. The net receivable or payable for financial statement purposes is shown as due to or from broker on the Statement of Assets and Liabilities. At December 31, 2007, the Fund had no outstanding commodity swaps.

Note 13—Bank Line of Credit—The Trust may participate with the Van Eck Funds (together the “Funds”) in a $10 million committed credit facility (“Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds, including the Fund, at the request of the shareholders and other temporary or emergency purposes. The Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Funds at rates based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 2007, the Fund borrowed under this Facility. The average daily balance during the 38 day period during which the loan was outstanding amounted to $5,202,140 and the weighted average interest rate was 5.82%. At December 31, 2007, there were no outstanding borrowings by the Fund under the Facility.

Note 14—New Accounting Policies—In September 2006, FASB issued Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of December 31, 2007, the Fund does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how certain tax provisions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained by the applicable tax authority, and is applicable to all open tax years. The Fund adopted the provisions of FIN 48, evaluated the tax positions taken and to be taken, and concluded that no provision for income tax is required in the Fund’s financial statements.

Note 15—Securities Lending—To generate additional income, the Fund may lend its securities pursuant to a securities lending agreement with State Street Bank & Trust Co., the securities lending agent and also the Fund’s custodian. The Fund may lend up to 50% of its investments requiring that the loan be continuously collateralized by cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities at all times to at least 102% (105% for foreign securities) of the market value plus accrued interest on the securities loaned. During the term of the loan, the Fund will continue to receive any dividends or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower or earning interest on the investment of the cash collateral. Securities lending income is disclosed as such in the Statements of Operations. The collateral for securities loaned is recognized in the Schedule of Investments and the Statement of Assets and Liabilities. The cash collateral is maintained on the Fund’s behalf by the lending agent and is invested in the State Street Navigator Securities Lending Prime Portfolio. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the securities loaned. The Fund may pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the securities lending agent. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. At December 31, 2007, market value of securities loaned was $78,595,550, and the related collateral for securities loaned was $81,288,086.

Note 16—Regulatory Matters—In July 2004, the Adviser received a “Wells Notice” from the SEC in connection with the SEC’s investigation of market-timing activities. This Wells Notice informed the Adviser that the SEC staff was considering recommending that the SEC bring a civil or administrative action alleging violations of U.S. securities laws against the Adviser and two of its senior officers. Under SEC procedures, the Adviser has an opportunity to respond to the SEC staff before the staff makes a formal recommendation. The time period for the Adviser’s response has been extended until further notice from the SEC and, to the best knowledge of the Adviser, no formal recommendation has been made to the SEC to date. There cannot be any assurance that, if the SEC were to assess sanctions against the Adviser, such sanctions would not materially and adversely affect the Adviser. If it is determined that the Adviser or its affiliates engaged in improper or wrongful activity that caused a loss to a Fund, the Board of Trustees of the Funds will determine the amount of restitution that should be made to a Fund or its shareholders. At the present time, the amount of such restitution, if any, has not been determined. The Board and the Adviser are currently working to resolve outstanding issues relating to these matters.

Worldwide Hard Assets Fund

Notes To Financial Statements (continued)

Note 17—Subsequent Event—A dividend per share from net investment income of $0.108 for Initial Class Shares, $0.132 for Class R1 Shares and $0.223 for Class S Shares and a distribution of $5.91 per share from net realized capital gains ($2.17 per share short-term and $3.74 per share long-term) on all Classes were paid on January 31, 2008 to shareholders of record of the Initial Class Shares, Class R1 Shares and Class S Shares as of January 30, 2008 with a reinvestment date of January 31, 2008.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of the Van Eck Worldwide Insurance Trust
and the Shareholders of Worldwide Hard Assets Fund

We have audited the accompanying statement of assets and liabilities of Worldwide Hard Assets Fund (one of the Funds comprising Van Eck Worldwide Insurance Trust) (the “Fund”), including the schedule of investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Worldwide Hard Assets Fund at December 31, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 13, 2008

Worldwide Hard Assets Fund

Board of Trustees/Officers (unaudited)

Trustee’s Name, Address[1] and Age	Position(s) Held with Fund Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen by Trustee	Other Directorships Held Outside the Fund Complex [3]

Independent Trustees:

Jon Lukomnik 51‡¶	Trustee since March 2006	Managing Partner, Sinclair Capital LLC; Consultant to various asset management companies.	9	None

Jane DiRenzo Pigott 50‡¶	Trustee since July 2007	Managing Director, R3 Group, LLC, 2002 to present.	9	Director, MetLife Investment Funds, Inc.; Director and Chair of Audit Committee of 3E Company.

Wayne H. Shaner 60‡¶	Trustee since March 2006	Investment Adviser, Torray LLC, January 2008 to present; Managing Partner, Rockledge Partners LLC, 2003 to 2007; Public Member Investment Committee, Maryland State Retirement System since 1991; Vice President, Investments, Lockheed Martin Corporation (formerly Martin Marietta Corporation), 1976-September 2003.	9	Director, The Torray Funds, since 1993 (Chairman of the Board since December 2005).

R. Alastair Short 54‡¶	Vice Chairman and Trustee since June 2004	Vice Chairman, W. P. Stewart & Co., Inc., September 2007 to present; Managing Director, The GlenRock Group, LLC (private equity investment firm), May 2004 to September 2007; President, Apex Capital Corporation (personal investment vehicle), Jan. 1988 to present; President, Matrix Global Investments, Inc. and predecessor company (private investment company), Sept. 1995 to Jan. 1999.	17	Director, Kenyon Review; Director, The Medici Archive Project.

Richard D. Stamberger 48‡¶	Chairman and Trustee since 1994	President and CEO, SmartBrief.com	17	None

Robert L. Stelzl 62‡¶	Trustee since July 2007	Trustee, Joslyn Family Trusts, 2003 to present; Principal, Colony Capital, Inc., 1990 to 2004.	9	Director, Brookfield Properties, Inc.; Director and Chairman, Brookfield Homes, Inc.

Worldwide Hard Assets Fund

Board of Trustees/Officers (unaudited) (continued)

Officer’s Names, Address[1] and Age	Position(s), Term of Office[2] and Length of Time with the Trust	Principal Occupations During Past Five Years

Officers:

Charles T. Cameron 47	Vice President since 1996	Director of Trading, Van Eck Associates Corporation; Co-Portfolio Manager, Worldwide Bond Fund Series; Officer of three other investment companies advised by the Adviser.

Keith J. Carlson 51	Chief Executive Officer and President since 2004

President, Van Eck Associates Corporation and President, Van Eck Securities Corporation since February 2004; Private Investor, June 2003 – January 2004; Independent Consultant, Waddell & Reed, Inc., April 2003 – May 2003; Senior Vice President, Waddell & Reed, Inc., December 2002 – March 2003; President/Chief Executive Officer/Director/Executive Vice President/Senior Vice President, Mackenzie Investment Management Inc., April 1985 – December 2002. President/Chief Executive Officer/Director, Ivy Mackenzie Distributors, Inc., June 1993 – December 2002; Chairman/Director/ President, Ivy Mackenzie Services Corporation, June 1993 – December 2002; Chairman/Director/Senior Vice President, Ivy Management Inc., January 1992 – December 2002; Officer of three other investment companies advised by the Adviser.

Susan C. Lashley 52	Vice President since 1988	Vice President, Van Eck Associates Corporation; Vice President, Mutual Fund Operations, Van Eck Securities Corporation; Officer of three other investment companies advised by the Adviser.

Thomas K. Lynch 51	Chief Compliance Officer since 2006

Chief Compliance Officer, Van Eck Associates Corporation and Van Eck Absolute Return Advisers Corp., since January 2007; Vice President, Van Eck Associates Corporation and Van Eck Absolute Return Advisers Corp., and Treasurer of Van Eck Mutual Funds, April 2005 – December 2006; Second Vice President, Investment Reporting, TIAA- CREF, January 1996 – April 2005; Senior Manager, Audits, Grant Thornton, December 1993 – January 1996; Senior Manager, Audits, McGladrey & Pullen, December 1986 – December 1993; Officer of three other investment companies advised by the Adviser.

Joseph J. McBrien 59	Senior Vice President and Secretary since 2005

Senior Vice President, General Counsel and Secretary, Van Eck Associates Corporation, Van Eck Securities Corporation and Van Eck Absolute Return Advisers Corp., since December 2005; Managing Director, Chatsworth Securities LLC, March 2001 – November 2005; Private Investor/Consultant, September 2000 – February 2001; Executive Vice President and General Counsel, Mainstay Management LLC, September 1999 – August 2000; Officer of three other investment companies advised by the Adviser.

Alfred J. Ratcliffe 60	Vice President and Treasurer since December 2006

Vice President, Van Eck Associates Corporation since November 2006; Vice President and Director of Mutual Fund Accounting and Administration, PFPC, March 2000 to November 2006; First Vice President and Treasurer, Zweig Mutual Funds, March 1995 to December 1999; Vice President and Director of Mutual Fund Accounting and Administration, The Bank of New York, December 1987 to March 1995; Officer of three other investment companies advised by the Adviser.

Worldwide Hard Assets Fund

Board of Trustees/Officers (unaudited) (continued)

Officer’s Names, Address[1] and Age	Position(s), Term of Office[2] and Length of Time with the Trust	Principal Occupations During Past Five Years

Jonathan R. Simon 33	Vice President and Assistant Secretary since 2006

Vice President, Associate General Counsel, Van Eck Associates Corporation, Van Eck Securities Corporation and Van Eck Absolute Return Advisers Corp. since August 2006, Associate, Schulte Roth & Zabel LLP, July 2004 – July 2006; Associate, Carter Ledyard & Milburn LLP, September 2001 – July 2004; Officer of three other investment companies advised by the Adviser.

Bruce J. Smith 52	Senior Vice President and Chief Financial Officer since 1985

Senior Vice President and Chief Financial Officer, Van Eck Associates Corporation; Senior Vice President, Chief Financial Officer, Treasurer and Controller, Van Eck Securities Corporation and Van Eck Absolute Return Advisers Corp.; Officer of three other investment companies advised by the Adviser.

Derek S. van Eck[4] 43	Executive Vice President since 2004

Director of Van Eck Associates Corporation; Director and Executive Vice President, Van Eck Securities Corporation; Director and Executive Vice President, Van Eck Absolute Return Advisers Corp.; Director, Greylock Capital Associates LLC; Officer of three other investment companies advised by the Adviser.

Jan F. van Eck[4] 44	Executive Vice President since 2005

Director and Executive Vice President, Van Eck Associates Corporation; Director, Executive Vice President and Chief Compliance Officer, Van Eck Securities Corporation; Director and President, Van Eck Absolute Return Advisers Corp.; Director, Greylock Capital Associates LLC; Trustee, Market Vectors ETF Trust; Officer of three other investment companies advised by the Adviser.

[1]	The address for each Trustee and Officer is 99 Park Avenue, 8th Floor, New York, New York 10016.

[2]

Each Trustee serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all Independent Trustees, which provides that Independent Trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of 75. Officers are elected annually by the Trustees.

[3]	The Fund Complex consists of Van Eck Funds, Van Eck Funds, Inc., Van Eck Worldwide Insurance Trust and Market Vectors ETF Trust.

[4]	An “interested person” as defined in the 1940 Act. Messrs. Jan F. van Eck and Derek S. van Eck are brothers.

‡	Member of the Governance Committee.

¶	Member of the Audit Committee.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
99 Park Avenue, New York, NY 10016 www.vaneck.com
Account Assistance:	1.800.544.4653

This report must be preceded or accompanied by a Van Eck Worldwide Insurance Trust (the “Trust”) Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 1.800.826.2333, or by visiting www.vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330. The Fund’s complete schedule of portfolio holdings is also available by calling 1.800.826.2333 or by visiting www.vaneck.com.

Item 2. CODE OF ETHICS

a)   The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

b)   Not applicable.

c)   The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

d)   The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

e)   Not applicable.

f)   The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

     The Registrant's Board of Trustees has determined that Alastair Short, member of the Audit and Governance Committees, is an "audit committee financial expert" and "independent" as such terms are defined in the instructions to Form N-CSR Item 3(a)(2).

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)   Audit Fees

     Ernst & Young, as principal accountant for the Worldwide Insurance Trust, billed audit fees of $168,000 for 2007 and $161,600 for 2006.

b)   Audit-Related Fees

     None

c)   Tax Fees

     Ernst & Young billed tax fees of $23,111 for 2007 and $19,250 for 2006.

d)   All Other Fees

     None.

e)   The Audit Committee pre-approves all audit and non-audit services to be provided to the Fund by the independent accountants as required by Section
     10A of the Securities Exchange Act of 1934. The Audit Committee has
     authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

     The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

f)   Not applicable.

g)   Ernst & Young does not provide services to the Registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser.

h)   Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

     Not applicable.

Item 6. SCHEDULE OF INVESTMENTS

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

     None.

Item 11. CONTROLS AND PROCEDURES.

(a)  The Chief Executive Officer and the Chief Financial Officer have concluded that the Worldwide Hard Assets Fund disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Worldwide
     Hard Assets Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no significant changes in the registrant's internal controls over financial reporting or in other factors that could significantly affect these controls over financial reporting subsequent to the date of our evaluation.

Item 12. EXHIBITS.

(a)(1) The code of ethics is attached as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) WORLDWIDE INSURANCE TRUST - WORLDWIDE HARD ASSETS FUND

By (Signature and Title) /s/ Bruce J. Smith, SVP & CFO
                         -----------------------------
Date March 4, 2008
     -----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Keith J. Carlson, CEO
                        -------------------------
Date March 4, 2008
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By (Signature and Title)  /s/ Bruce J. Smith, CFO
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Date March 4, 2008
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